                               BALANCED PORTFOLIO
                                NEUBERGER&BERMAN
                           ADVISERS MANAGEMENT TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                                                                    NBAMTSA30698

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio
   THE AMT BALANCED PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH AND CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL. THE EQUITY PORTION OF THE PORTFOLIO CAN BE AS HIGH AS 70% AND AS LOW AS 50% OF TOTAL ASSETS, WITH THE LONG-TERM AVERAGE EXPECTED TO BE AROUND 60%. THE BALANCE WILL BE INVESTED PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES. THE PORTFOLIO'S PERFORMANCE GOAL IS TO PROVIDE RETURNS APPROXIMATING 85% OF THE S&P "500" INDEX* WITH ABOUT 65% OF THE S&P "500" 'S VOLATILITY, (GENERALLY CONSIDERED THE PRIMARY RISK FACTOR IN EQUITIES INVESTING).
   JENNIFER K. SILVER AND BROOKE A. COBB CO-MANAGE THE EQUITY PORTION OF THE PORTFOLIO WITH A FOCUS ON MID-CAP STOCKS BELIEVED TO HAVE ABOVE MARKET AVERAGE EARNINGS GROWTH POTENTIAL AND A RECORD OF CONSISTENTLY EXCEEDING CONSENSUS EARNINGS EXPECTATIONS. THEODORE GIULIANO, MANAGER OF THE NEUBERGER&BERMAN, LLC FIXED INCOME GROUP, AND THOMAS WOLFE, CO-MANAGE THE FIXED INCOME PORTION OF THE PORTFOLIO.

EQUITY PORTION
   We are pleased to report that for the six months ended June 30, 1998, the equities portion of AMT Balanced Portfolio's return materially exceeded its Russell Midcap-TM- Growth Index benchmark and was quite competitive with the returns from leading large-cap indices.
   Before we discuss portfolio specifics, some comment on recent years' disparity between mid-cap and large-cap stock returns is in order. Although historical performance is no indication of the future, from 1926 through year-end 1997, mid-cap stocks outperformed large-caps on an average annualized basis. We believe the primary reason is that over this extended period, many mid-sized companies were able to grow earnings faster than larger, more mature companies. However, in recent years, large-cap stocks have outperformed mid-caps and this year, their lead has widened. Namely, in this six-month reporting period, the S&P "500" gained 17.67% compared to the Russell Midcap Growth Index's* 11.87% return.
   Is investors' preference for large-cap growth stocks fundamentally justified? Based on price/earnings ratios relative to earnings growth rates, we don't think so. Recently, we compared the P/Es and projected earnings growth rates of the large-cap market favorites to our mid-cap portfolio holdings in the same industries. With only a few exceptions, our portfolio holdings had materially lower P/Es relative to projected earnings growth rates. While what is true for our portfolio may be somewhat less true for the mid-cap sector in general, we believe over the long term, medium-sized companies have better long-term earnings growth potential than the giants currently getting so much investor attention. If we are right, and if over the longer term, it is earnings rather than investor perception that drives stock prices, we think mid-cap stocks are better positioned to generate more competitive returns versus large-cap stocks.
   Now, let's comment on some of the factors that helped the equities portion of the portfolio earn such handsome absolute and relative returns in the first half of 1998. Value retailers Staples and TJX Companies performed quite well as the strong domestic economy and high consumer confidence helped propel earnings. Technology holdings like Citrix Systems, BMC Software and J.D. Edwards & Co. also contributed to returns. We believe our success in the technology group was largely the result of our decision last summer to eliminate commodity-oriented technology stocks whose earnings might be vulnerable to Asian economic weakness and focus on productivity-enhancing tech companies serving niche markets. Media holdings, including billboard advertiser Outdoor Systems and radio broadcaster Chancellor Media, were buoyed by strong earnings gains and continued consolidation in their respective industries.
   During this six-month reporting period, we were generally overweighted in the right industry groups and under-weighted in the market trouble spots. We believe our industry group allocation decisions will continue to enhance returns.
However, we expect our quantitative and fundamental research-driven stock picking discipline to be a more important contributor. As noted earlier, our technology holdings performed very well despite mixed results for the broad technology group. Even our limited holdings in troubled industry groups like capital goods and energy did well relative to their respective industry averages. Over time, we expect stock selection to contribute 80-90% of the portfolio's returns. We will periodically get blindsided by stocks that run into temporary difficulties or fail to live up to earnings expectations. That's why we maintain a diversified portfolio. But, we believe we have positioned the portfolio to benefit from many more positive earnings surprises than unexpected earnings disappointments.
   We believe that over the longer term, the mid-cap sector offers superior earnings growth potential and more favorable investment prospects than the large-cap sector. We are also encouraged by the fact that despite the portfolio's strong performance relative to its mid-cap stock benchmark and very competitive performance relative to the leading large-cap indices, the portfolio characteristics we target -- above market average earnings growth and reasonable valuations -- remain in place.

Sincerely,

   [/S/ JENNIFER K. SILVER]               [/S/ BROOKE A. COBB]

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

FIXED INCOME PORTION
   Fixed income has come back into fashion. For the second quarter and most of the year, investors have been plowing money into bonds and money market securities at a near-record pace. Favorable fundamentals -- low inflation and historically high real rates of return -- helped spawn this year's bond rally. Global financial turmoil and growing concern over high domestic equities valuations provided a strong tailwind. In the first half of 1998, intermediate and long bond returns rivaled that of U.S. small-cap stocks and vastly exceeded returns from emerging market equities. At the close of this reporting period, long bond yields were near historical lows.
   What are investors getting from their fixed-income investments? Yields still well above the prevailing rate of inflation and perhaps more importantly, some portfolio cushioning that may help cover any potential losses from their equity investments here and abroad. An added advantage is that with today's extremely flat yield curve, investors can get attractive yields in short- and intermediate- maturity bonds without the higher interest rate risk inherent in buying bonds with long maturities
   In the first half of 1998, corporate bonds underperformed U.S. Treasury securities along the yield curve. Uncertainty over the impact of the Asian crisis on corporate earnings restrained the corporate sector, while favorable supply/demand dynamics and prospects for the first federal budget surplus in a generation buoyed Treasuries. We were able to enhance returns in the corporate sector through selectively buying "split-rated" bonds (securities rated investment grade by one, but not all the major rating services) and "crossover" bonds (below investment grade or split-rated bonds with the potential to move to full investment grade rating). Examples include the "split-rated" bonds of Owens Illinois, the world's largest and most cost-efficient manufacturer of glass containers and the "crossover" bonds of media giant Time Warner, which got a full investment grade rating due to rising cash flows and debt reduction through asset sales.
   Our high-yield investments also contributed to returns. A large new issue calendar and lingering concerns about Asian-induced earnings problems forced issuers to offer very attractive yields to move inventory. We took advantage of this opportunity by adding several new holdings with 10-12% yields on what we believe to be very solid credits.
   Asset-backed securities, primarily high-quality credit card receivables and auto and capital equipment loans, also contributed to returns, as did our positions in Treasuries and Government Agencies.
   In closing, we emphasize that we have been steadfast in our faith in fixed income, praising the virtues of income and relative safety of principal. We are delighted the bond faithful have been justly rewarded during the last 12 months.

Sincerely,

[/S/ THEODORE P. GIULIANO]                [/S/ THOMAS WOLFE]

Theodore P. Giuliano and Thomas Wolfe
PORTFOLIO CO-MANAGERS

*The  S&P  "500"  Index  is  an  unmanaged  index  generally  considered  to  be representative of stock market activity. The Russell Midcap-TM- Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark-and include reinvestment of dividends and capital gain distributions. The portfolio invests in many securities not included in these above-described indices.

 The composition, industries and holdings of the Portfolio are subject to change. The Portfolio is invested in a wide array of securities and no single holding makes up more than a small fraction of its total assets.

 Past performance is no guarantee of future results and shares when redeemed may be worth more or less than their original cost.

 The investments for the Portfolio are managed by the same portfolio managers who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                       June 30,
                                                         1998
                                                     (UNAUDITED)
                                                    --------------
ASSETS
      Investment in Series, at value (Note A)       $  179,870,202
      Receivable for Trust shares sold                      61,595
                                                    --------------
                                                       179,931,797
                                                    --------------
LIABILITIES
      Payable for Trust shares redeemed                    670,436
      Accrued expenses                                     106,778
      Payable to administrator (Note B)                     42,842
                                                    --------------
                                                           820,056
                                                    --------------
NET ASSETS at value                                 $  179,111,741
                                                    --------------

NET ASSETS consist of:
      Par value                                     $       11,115
      Paid-in capital in excess of par value           147,432,084
      Accumulated undistributed net investment
       income                                            1,438,886
      Accumulated net realized gains on investment       3,023,998
      Net unrealized appreciation in value of
       investment                                       27,205,658
                                                    --------------
NET ASSETS at value                                 $  179,111,741
                                                    --------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                      11,114,979
                                                    --------------

NET ASSET VALUE, offering and redemption price per
  share                                                     $16.11
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                      For the
                                                     Six Months
                                                       Ended
                                                      June 30,
                                                        1998
                                                    (UNAUDITED)
                                                    ------------
INVESTMENT INCOME
    Investment income from Series (Note A)          $ 2,413,854
                                                    ------------
    Expenses:
      Administration fee (Note B)                       252,556
      Shareholder reports                                73,950
      Registration and filing fees                       18,165
      Shareholder servicing agent fees                    7,776
      Custodian fees                                      5,000
      Legal fees                                          4,574
      Trustees' fees and expenses                         3,061
      Auditing fees                                         415
      Miscellaneous                                         978
      Expenses from Series (Notes A & B)                538,643
                                                    ------------
        Total expenses                                  905,118
      Expenses reduced by custodian fee and
       shareholder servicing expense offset
       arrangements (Note B)                               (176)
                                                    ------------
        Total net expenses                              904,942
                                                    ------------
        Net investment income                         1,508,912
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM SERIES (NOTE A)
    Net realized gain on investment securities        3,693,097
    Net realized loss on financial futures
     contracts                                         (284,596)
    Net realized loss on foreign currency
     transactions                                       (42,831)
    Change in net unrealized appreciation of
     investment securities, financial futures
     contracts, translation of assets and
     liabilities in foreign currencies, and
     foreign currency contracts                      12,383,040
                                                    ------------
        Net gain on investments from Series (Note
        A)                                           15,748,710
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $17,257,622
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                           Six Months
                                              Ended           Year
                                            June 30,          Ended
                                              1998        December 31,
                                           (UNAUDITED)        1997
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $   1,508,912   $  3,792,567
    Net realized gain on investments
     from Series (Note A)                     3,365,670     26,657,530
    Change in net unrealized
     appreciation of investments from
     Series (Note A)                         12,383,040        897,508
                                          -----------------------------
    Net increase in net assets resulting
     from operations                         17,257,622     31,347,605
                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                    (3,822,929)    (3,158,780)
    Net realized gain on investments        (26,851,524)    (8,107,536)
                                          -----------------------------
    Total distributions to shareholders     (30,674,453)   (11,266,316)
                                          -----------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                 9,852,029     16,051,516
    Proceeds from reinvestment of
     dividends and distributions             30,674,453     11,266,316
    Payments for shares redeemed             (9,906,541)   (58,657,890)
                                          -----------------------------
    Net increase (decrease) from Trust
     share transactions                      30,619,941    (31,340,058)
                                          -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS        17,203,110    (11,258,769)
NET ASSETS:
    Beginning of period                     161,908,631    173,167,400
                                          -----------------------------
    End of period                         $ 179,111,741   $161,908,631
                                          -----------------------------
    Accumulated undistributed net
     investment income at end of period   $   1,438,886   $  3,752,903
                                          -----------------------------
NUMBER OF TRUST SHARES:
    Sold                                        606,658        956,764
    Issued on reinvestment of dividends
     and distributions                        2,020,715        719,892
    Redeemed                                   (610,272)    (3,454,180)
                                          -----------------------------
    Net increase (decrease) in shares
     outstanding                              2,017,101     (1,777,524)
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman Advisers Management Trust             June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          Balanced Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger&Berman Advisers Management Trust-SM- (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
       The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in AMT Balanced Investments (the "Series"), a series of Advisers Managers Trust having the same investment objective and policies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series (100% at June 30, 1998). The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Series at value. Investment securities held by the Series are valued by Advisers Managers
   Trust   as  indicated  in  the  notes   following  the  Series'  Schedule  of
   Investments.
3) FEDERAL INCOME TAXES: The Funds are treated as separate entities for Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, the Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Series expenses, daily on its investment in the Series. Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.
   Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

Neuberger&Berman Advisers Management Trust             June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          Balanced Portfolio

6) OTHER: All net investment income and realized and unrealized capital gains and losses of the Series are allocated pro rata among the Fund and any other investors in the Series.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.
   The Fund retains Neuberger&Berman Management
Incorporated-Registered Trademark- ("N&B Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays N&B Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Series (see Note B of Notes to Financial Statements of the Series).
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   N&B Management has voluntarily undertaken to limit the Fund's expenses by reimbursing the Fund for its operating expenses and its pro rata share of its Series' operating expenses (excluding the fees payable to N&B Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1% per annum of the Fund's average daily net assets. This undertaking is subject to termination by N&B Management upon at least 60 days' prior written notice to the Fund. For the six months ended June 30, 1998, no reimbursement to the Fund was required.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger& Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/ or directors of N&B Management.
   The Series has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Expenses from Series, was a reduction of $160.
   The Fund has an expense offset arrangement in connection with its shareholder servicing agent contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Shareholder servicing agent fees, was a reduction of $16.

NOTE C -- INVESTMENT TRANSACTIONS:
   During  the six months ended  June 30, 1998, additions  and reductions in the
Fund's  investment  in  its  Series  amounted  to  $5,039,170  and   $4,818,539,
respectively.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its Series' Financial Statements and notes thereto.(1)

                                              Six
                                            Months
                                             Ended
                                             June
                                              30,
                                            1998(2)                     Year Ended December 31,
                                            (UNAUDITED) 1997(2)     1996(2)     1995(2)      1994        1993
                                            -------------------------------------------------------------------
Net Asset Value, Beginning of Period        $17.80      $15.92      $17.52      $14.51       $15.62      $14.90
                                            -------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                      .19         .36         .34         .32          .30         .34
    Net Gains or Losses on Securities
     (both realized and unrealized)           1.49        2.59         .75        3.06         (.80)        .61
                                            -------------------------------------------------------------------
      Total From Investment Operations        1.68        2.95        1.09        3.38         (.50)        .95
                                            -------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                  (.42)       (.30)       (.41)       (.28)        (.23)       (.20)
    Distributions (from net capital
     gains)                                  (2.95)       (.77)      (2.28)       (.09)        (.38)       (.03)
                                            -------------------------------------------------------------------
      Total Distributions                    (3.37)      (1.07)      (2.69)       (.37)        (.61)       (.23)
                                            -------------------------------------------------------------------
Net Asset Value, End of Period              $16.11      $17.80      $15.92      $17.52       $14.51      $15.62
                                            -------------------------------------------------------------------
Total Return(3)                             +10.60%(4)  +19.45%      +6.89%     +23.76%       -3.36%      +6.45%
                                            -------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $179.1      $161.9      $173.2      $144.4      $ 179.3     $ 161.1
                                            -------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                            1.08%(6)    1.04%       1.09%        .99%          --          --
                                            -------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                   1.07%(6)    1.04%       1.09%        .99%         .91%        .90%
                                            -------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                       1.79%(6)    2.07%       1.84%       1.99%        1.91%       1.96%
                                            -------------------------------------------------------------------
    Portfolio Turnover Rate(7)                  --          --          --          21%          55%        114%
                                            -------------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman Advisers Management Trust             June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          Balanced Portfolio
1) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
2) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Series' income and expenses.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Qualified Plans that are direct shareholders of the Fund are not affected by insurance charges and related expenses.
4) Not annualized.
5) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.
7) The Fund transferred all of its investment securities into its Series on April 28, 1995. After that date the Fund invested only in its Series, and that Series, rather than the Fund, engaged in securities transactions. Therefore, after that date the Fund had no portfolio turnover rate. Portfolio turnover rates for periods ending after April 28, 1995, are included in the Financial Highlights of AMT Balanced Investments, which appear elsewhere in this report.

SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
          AMT Balanced Investments

 Number                                                                               Market
of Shares                                                                            Value(1)
---------                                                                          ------------
           COMMON STOCKS (61.0%)
BASIC MATERIALS (0.3%)
   11,200  Cytec Industries                                                        $    495,600
                                                                                   ------------
CAPITAL GOODS (2.5%)
   27,700  Eastern Environmental Services                                               941,800
   58,700  HON INDUSTRIES                                                             1,995,800
   31,900  USA Waste Services                                                         1,575,062
                                                                                   ------------
                                                                                      4,512,662
                                                                                   ------------
COMMUNICATIONS (2.7%)
   19,400  ICG Communications                                                           709,313
   18,800  Intermedia Communications                                                    788,425
   29,700  NEXTLINK Communications                                                    1,124,887
   52,900  RSL Communications                                                         1,587,000
   48,300  SmarTalk TeleServices                                                        703,369
                                                                                   ------------
                                                                                      4,912,994
                                                                                   ------------
CONSUMER CYCLICALS (12.7%)
   23,700  Abercrombie & Fitch                                                        1,042,800
   55,000  Avis Rent A Car                                                            1,361,250
   30,700  Costco Cos.                                                                1,936,019
   65,300  General Nutrition                                                          2,032,462
   44,200  Hayes Lemmerz International                                                1,756,950
   59,200  Linens 'n Things                                                           1,809,300
   58,675  Outdoor Systems                                                            1,642,900
   84,400  PETsMART, Inc.                                                               844,000
   30,802  Promus Hotel                                                               1,185,877
   28,500  Robert Half International                                                  1,592,437
   22,700  StaffMark, Inc.                                                              831,388
   94,100  Staples, Inc.                                                              2,723,019
   49,900  Sylvan Learning Systems                                                    1,634,225
  103,000  TJX Cos.                                                                   2,484,875
                                                                                   ------------
                                                                                     22,877,502
                                                                                   ------------

 Number                                                                               Market
of Shares                                                                            Value(1)
---------                                                                          ------------
CONSUMER STAPLES (8.2%)
   25,300  American Italian Pasta                                                  $    942,425
   65,400  Brinker International                                                      1,258,950
   49,600  Capstar Broadcasting                                                       1,246,200
   15,700  Cardinal Health                                                            1,471,875
   46,600  Chancellor Media                                                           2,313,981
   55,600  CKE Restaurants                                                            2,293,500
   27,900  Comcast Corp. Class A Special                                              1,132,566
   22,700  Estee Lauder                                                               1,581,906
   27,900  Suiza Foods                                                                1,665,281
   21,800  Valassis Communications                                                      840,663
                                                                                   ------------
                                                                                     14,747,347
                                                                                   ------------
ENERGY (2.4%)
   36,520  BJ Services                                                                1,061,362
   25,000  Cooper Cameron                                                             1,275,000
   49,200  Noble Drilling                                                             1,183,875
   44,800  Seagull Energy                                                               742,000
                                                                                   ------------
                                                                                      4,262,237
                                                                                   ------------
FINANCIAL SERVICES (7.8%)
   29,900  Ace, Ltd.                                                                  1,166,100
   17,600  Bear Stearns                                                               1,001,000
   15,300  Equitable Cos.                                                             1,146,544
   18,300  EXEL Ltd.                                                                  1,423,969
   31,900  Finova Group                                                               1,806,337
   29,700  FIRSTPLUS Financial Group                                                  1,069,200
   41,900  GreenPoint Financial                                                       1,576,487
   21,200  Northern Trust                                                             1,616,500
   22,300  State Street                                                               1,549,850
   30,100  SunAmerica, Inc.                                                           1,728,869
                                                                                   ------------
                                                                                     14,084,856
                                                                                   ------------

Advisers Managers Trust                                June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

          AMT Balanced Investments

 Number                                                                               Market
of Shares                                                                            Value(1)
---------                                                                          ------------
HEALTH CARE (6.6%)
   40,400  Alternative Living Services                                             $  1,090,800
   31,900  Biogen, Inc.                                                               1,563,100
   30,900  Elan Corp. ADR                                                             1,987,256
   45,500  Omnicare, Inc.                                                             1,734,688
   31,600  Quintiles Transnational                                                    1,554,325
   20,000  Rexall Sundown                                                               705,000
   11,300  Sofamor Danek Group                                                          978,156
   13,500  STERIS Corp.                                                                 858,516
   28,400  Watson Pharmaceuticals                                                     1,325,925
                                                                                   ------------
                                                                                     11,797,766
                                                                                   ------------
TECHNOLOGY (15.2%)
   27,400  Advanced Fibre Communications                                              1,097,712
   35,000  Analog Devices                                                               859,688
   30,400  BMC Software                                                               1,578,900
   42,900  Cadence Design Systems                                                     1,340,625
   19,200  Cambridge Technology Partners                                              1,048,800
   35,200  CBT Group ADR                                                              1,883,200
   26,300  CIENA Corp.                                                                1,831,137
   33,750  Citrix Systems                                                             2,307,656
    6,900  Excite, Inc.                                                                 645,150
 Number                                                                               Market
of Shares                                                                            Value(1)
---------                                                                          ------------
   46,300  HBO & Co.                                                               $  1,632,075
   20,700  International Network Services                                               848,700
   44,400  J.D. Edwards                                                               1,906,425
   47,800  Network Appliance                                                          1,861,212
   43,650  Network Associates                                                         2,089,744
   44,000  Sanmina Corp.                                                              1,908,500
   29,500  Saville Systems Ireland ADR                                                1,478,688
   41,400  Staff Leasing                                                              1,221,300
   36,100  Sterling Commerce                                                          1,750,850
                                                                                   ------------
                                                                                     27,290,362
                                                                                   ------------
TRANSPORTATION (1.5%)
   48,700  Southwest Airlines                                                         1,442,738
   15,000  US Airways Group                                                           1,188,750
                                                                                   ------------
                                                                                      2,631,488
                                                                                   ------------
UTILITIES (1.1%)
   39,200  AES Corp.                                                                  2,060,450
                                                                                   ------------
           TOTAL COMMON STOCKS (COST $82,797,778)                                   109,673,264
                                                                                   ------------

Advisers Managers Trust                                June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

          AMT Balanced Investments

  Principal                                                                                   Rating            Market
   Amount                                                                               Moody's      S&P       Value(1)
-------------                                                                          ---------  ---------  ------------
               U.S. TREASURY SECURITIES (0.4%)
   $  666,634  U.S. Treasury Inflation-Indexed Notes, 3.375%, due 1/15/07  (COST
               $666,328)                                                                  TSY        TSY     $    645,388
                                                                                                             ------------
               U.S. GOVERNMENT AGENCY SECURITIES (2.8%)
    4,945,000  Federal Home Loan Bank, Discount Notes, 5.40%, due 7/1/98 (COST
               $4,945,000)                                                                AGY        AGY        4,944,258
                                                                                                             ------------
               MORTGAGE-BACKED SECURITIES (1.5%)
FANNIE MAE
       13,071  Balloon Pass-Through Certificates, 8.50%, due 11/1/98                      AGY        AGY           13,505
    1,507,085  Pass-Through Certificates, 7.00%, due 6/1/11                               AGY        AGY        1,545,184
    1,148,707  Pass-Through Certificates, 6.50%, due 4/1/13                               AGY        AGY        1,155,519
                                                                                                             ------------
               TOTAL MORTGAGE-BACKED SECURITIES (COST $2,660,623)                                               2,714,208
                                                                                                             ------------
               ASSET-BACKED SECURITIES (5.7%)
       25,133  USAA Auto Loan Grantor Trust, Automobile Loan Pass-Through
               Certificates, Ser. 1994-1, 5.00%, due 11/15/99                             Aaa        AAA           25,105
    1,450,000  PNC Student Loan Trust I, Ser. 1997-2, Class A-2, 6.138%, due 1/25/00      Aaa        AAA        1,459,570
      970,000  Chase Manhattan Auto Owner Trust, Ser. 1996-C, Class A-3, 5.95%, due
               11/15/00                                                                   Aaa        AAA          971,310
      464,487  Banc One Auto Grantor Trust, Ser. 1996-B, Class A, 6.55%, due 2/15/03      Aaa        AAA          467,427
    1,350,000  Ford Credit Auto Loan Master Trust, Auto Loan Certificates, Ser.
               1996-1, 5.50%, due 2/15/03                                                 Aaa        AAA        1,341,819
    1,420,000  Chase Credit Card Master Trust, Ser. 1997-2, Class A, 6.30%, due
               4/15/03                                                                    Aaa        AAA        1,440,235
      561,918  Navistar Financial Owner Trust, Ser. 1996-B, Class A-3, 6.33%, due
               4/21/03                                                                    Aaa        AAA          566,070
    1,349,302  World Omni Automobile Lease Securitization Trust, Ser. 1997-A, Class
               A-3, 6.85%, due 6/25/03                                                    Aaa        AAA        1,369,474
      701,191  Chevy Chase Auto Receivables Trust, Ser. 1996-2, Class A, 5.90%, due
               7/15/03                                                                    Aaa        AAA          700,862
      869,518  ContiMortgage Net Interest Margin Notes, Ser. 1998-A, Class A, 7.92%,
               due 3/16/28                                                              BBB(2)                    875,083(3)
    1,078,487  IMC Excess Cashflow Trust, Ser. 1997-A, 7.41%, due 11/26/28              BBB(2)                  1,077,354(3)
                                                                                                             ------------
               TOTAL ASSET-BACKED SECURITIES (COST $10,235,249)                                                10,294,309
                                                                                                             ------------
               BANKS & FINANCIAL INSTITUTIONS (8.1%)
    1,300,000  CIT Group Holdings, Inc., Medium-Term Notes, 6.25%, due 10/25/99           Aa3        A+         1,307,579
      970,000  First National Bank of Commerce, Senior Bank Notes, 6.50%, due 1/14/00     A2         A-           977,188
    1,020,000  HomeSide Lending, Inc., Notes, 6.875%, due 5/15/00                         A1         A+         1,033,046
    1,280,000  Salomon Smith Barney Holdings Inc., Notes, 7.00%, due 5/15/00              A2          A         1,304,986
    1,360,000  Comdisco, Inc., Notes, 6.50%, due 6/15/00                                 Baa1       BBB+        1,371,234
    1,860,000  Associates Pass-Through Asset Trust, Ser. 1997-1, 6.45%, due 9/15/00       Aa3        AA-        1,877,874(3)

Advisers Managers Trust                                June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

          AMT Balanced Investments

  Principal                                                                                   Rating            Market
   Amount                                                                               Moody's      S&P       Value(1)
-------------                                                                          ---------  ---------  ------------
   $  820,000  Lehman Brothers Holdings Inc., Medium-Term Notes, Ser. E, 6.89%, due
               10/10/00                                                                  Baa1         A      $    833,899
      680,000  Lehman Brothers Holdings Inc., Medium-Term Notes, Ser. E, 6.65%, due
               11/8/00                                                                   Baa1         A           688,255
    1,420,000  Capital One Bank, Bank Notes, 5.95%, due 2/15/01                          Baa3       BBB-        1,409,435
      970,000  Morgan Stanley, Dean Witter, Discover & Co., Global Medium-Term Notes,
               Ser. C, 6.09%, due 3/9/01                                                  A1         A+           970,126
    1,270,000  Household Finance Corp., Senior Medium-Term Notes, 6.06%, due 5/14/01      A2          A         1,271,194
      930,000  Riggs National Corp., Subordinated Notes, 8.50%, due 2/1/06              Ba1(4)     BB-(4)         979,987
      525,000  Riggs National Corp., Subordinated Debentures, 9.65%, due 6/15/09        Ba1(4)     BB-(4)         624,094
                                                                                                             ------------
               TOTAL BANKS & FINANCIAL INSTITUTIONS (COST $14,559,934)                                         14,648,897
                                                                                                             ------------
               CORPORATE DEBT SECURITIES (16.3%)
    1,500,000  Occidental Petroleum Corp., Medium-Term Notes, 5.85%, due 11/9/98         Baa2        BBB        1,496,640
    1,200,000  Williams Holdings of Delaware, Inc., Medium-Term Notes, Ser. A, 6.40%,
               due 6/17/99                                                               Baa2       BBB-        1,204,092
      660,000  Arkla, Inc., Notes, 8.875%, due 7/15/99                                   Baa1        BBB          677,582
    1,240,000  Time Warner Pass-Through Asset Trust, Ser. 1997-2, 4.90%, due 7/29/99     Baa3       BBB-        1,224,463(3)
    1,220,000  Norfolk Southern Corp., Notes, 6.70%, due 5/1/00                          Baa1       BBB+        1,234,372
    1,440,000  Sears Roebuck Acceptance Corp., Medium-Term Notes, Ser. IV, 6.23%, due
               7/12/00                                                                    A2         A-         1,445,630
    1,000,000  Ford Motor Credit Co., Medium-Term Notes, 6.84%, due 8/16/00               A1          A         1,017,720
      980,000  MedPartners, Inc., Senior Subordinated Notes, 6.875%, due 9/1/00           B3          B           929,452
      520,000  Chesapeake Corp., Notes, 10.375%, due 10/1/00                             Baa3        BBB          564,933
      415,000  BHP Finance (USA) Ltd., Guaranteed Notes, 5.625%, due 11/1/00              A3          A           410,315
    1,450,000  IKON Capital, Inc., Medium-Term Notes, Ser. C, 6.33%, due 12/8/00          A3         A-         1,456,018
      430,000  Fort James Corp., Notes, 6.234%, due 3/15/01                              Baa2       BBB-          429,781
      870,000  Revlon Worldwide Corp., Senior Secured Notes, Ser. B, Zero-Coupon,
               Yielding 10.75% & 10.959%, due 3/15/01                                     B3         B-           675,337
      520,000  Colonial Realty Limited Partnership, Senior Notes, 7.50%, due 7/15/01     Baa3       BBB-          537,503
    1,000,000  Tyco International Ltd., Notes, 6.50%, due 11/1/01                         A3         A-         1,008,760
      755,000  ICI Wilmington Inc., Guaranteed Notes, 7.50%, due 1/15/02                 Baa1        A-           790,236
      600,000  Fort James Corp., Senior Notes, 6.50%, due 9/15/02                        Baa2       BBB-          602,130
      830,000  Stewart Enterprises, Inc., Notes, 6.40%, due 5/1/03                       Baa3        BBB          830,548
      400,000  Core-Mark International, Inc., Senior Subordinated Notes, 11.375%, due
               9/15/03                                                                    B3          B           425,500
      160,000  Loomis Fargo & Co., Senior Subordinated Notes, 10.00%, due 1/15/04         B3          B           160,000
      170,000  EOP Operating Limited Partnership, Notes, 6.625%, due 2/15/05             Baa1        BBB          170,595(3)

Advisers Managers Trust                                June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

          AMT Balanced Investments

  Principal                                                                                   Rating            Market
   Amount                                                                               Moody's      S&P       Value(1)
-------------                                                                          ---------  ---------  ------------
   $  550,000  Burlington Industries, Inc., Notes, 7.25%, due 9/15/05                    Baa3       BBB-     $    561,814
      450,000  Heritage Media Corp., Senior Subordinated Notes, 8.75%, due 2/15/06        B1         BB+          480,375
    1,160,000  Mark IV Industries, Inc., Senior Subordinated Notes, 7.75%, due 4/1/06   Ba2(5)     BB+(5)       1,171,600
      275,000  Federal-Mogul Corp., Notes, 7.75%, due 7/1/06                            Ba2(5)     BB+(5)         278,058
      205,000  Printpack, Inc., Senior Subordinated Notes, Ser. B, 10.625%, due
               8/15/06                                                                    B3         B+           219,606
      500,000  Time Warner Inc., Notes, 8.11%, due 8/15/06                               Baa3       BBB-          548,845
      165,000  Commonwealth Aluminum Corp., Senior Subordinated Notes, 10.75%, due
               10/1/06                                                                    B2         B-           175,312
       45,000  Newport News Shipbuilding Inc., Senior Subordinated Notes, 9.25%, due
               12/1/06                                                                    B1         B+            47,869
      100,000  Safelite Glass Corp., Senior Subordinated Notes, 9.875%, due 12/15/06      B3          B           105,750(3)
      220,000  AMTROL Inc., Senior Subordinated Notes, 10.625%, due 12/31/06              B3         B-           215,050
      410,000  Pen-Tab Industries, Inc., Senior Subordinated Notes, Ser. B, 10.875%,
               due 2/1/07                                                                 B3         B-           406,925
      235,000  Fonda Group, Inc., Senior Subordinated Notes, Ser. B, 9.50%, due
               3/1/07                                                                     B3         B-           227,362
      325,000  GFSI Inc., Senior Subordinated Notes, 9.625%, due 3/1/07                   B3         B-           342,875
       75,000  French Fragrances, Inc., Senior Notes, Ser. B, 10.375%, due 5/15/07        B2         B+            80,062
      610,000  Owens-Illinois, Inc., Senior Debentures, 8.10%, due 5/15/07              Ba1(6)     BB+(6)         645,966
      950,000  Teleport Communications Group Inc., Senior Step Up Notes, Yielding
               8.461%, due 7/1/07                                                        Baa3        B+           815,813
      110,000  AmeriServe Food Distribution, Inc., Senior Subordinated Notes,
               10.125%, due 7/15/07                                                       B3         B-           114,675
       50,000  Safety Components International, Inc., Senior Subordinated Notes,
               10.125%, due 7/15/07                                                       B3         B-            51,875
      225,000  HydroChem Industrial Services, Inc., Senior Subordinated Notes, Ser.
               B, 10.375%, due 8/1/07                                                     B3         B-           229,500
    1,310,000  Interpool, Inc., Notes, 7.20%, due 8/1/07                                  Ba1       BBB-        1,304,026
       50,000  Insilco Corp., Senior Subordinated Notes, 10.25%, due 8/15/07              B3         B+            52,313
      130,000  NBTY, Inc., Senior Subordinated Notes, Ser. B, 8.625%, due 9/15/07         B1         B+           133,250
      610,000  UPM-Kymmene Corp., Notes, 6.875%, due 11/26/07                            Baa1       BBB+          620,016(3)
      540,000  IDEX Corp., Senior Notes, 6.875%, due 2/15/08                              Ba1       BBB-          537,278
      415,000  Central Maine Power & Co., General and Refunding Mortgage Bonds, Ser.
               Q, 7.05%, due 3/1/08                                                      Baa3       BBB+          415,403
      160,000  Thiokol Corp., Senior Notes, 6.625%, due 3/1/08                           Baa3        BBB          160,430
    1,060,000  Beckman Coulter, Inc., Senior Notes, 7.45%, due 3/4/08                   Ba1(6)     BB+(6)       1,073,950(3)
      110,000  IMPAC Group, Inc., Senior Subordinated Notes, 10.125%, due 3/15/08         B3         B-           111,375(3)
       85,000  Trans-Resources, Inc., Senior Notes, 10.75%, due 3/15/08                   B3         B-            86,275(3)

Advisers Managers Trust                                June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

          AMT Balanced Investments

  Principal                                                                                   Rating            Market
   Amount                                                                               Moody's      S&P       Value(1)
-------------                                                                          ---------  ---------  ------------
   $  300,000  Owens-Illinois, Inc., Senior Notes, 7.35%, due 5/15/08                   Ba1(6)     BB+(6)    $    301,719
      290,000  WestPoint Stevens Inc., Senior Notes, 7.875%, due 6/15/08                  Ba3        BB           289,275(3)
      205,000  Tenet Healthcare Corp., Senior Subordinated Notes, 8.125%, due 12/1/08     Ba3        BB-          206,107(3)
       95,000  KinderCare Learning Centers, Inc., Senior Subordinated Notes, Ser. B,
               9.50%, due 2/15/09                                                         B3         B-            97,137
                                                                                                             ------------
               TOTAL CORPORATE DEBT SECURITIES (COST $29,150,780)                                              29,399,493
                                                                                                             ------------
               FOREIGN GOVERNMENT SECURITIES(7) (0.7%)
SEK 9,900,000  Kingdom of Sweden, 5.50%, due 4/12/02  (COST $1,306,411)                   Aa1                   1,284,170
                                                                                                             ------------
               SHORT-TERM INVESTMENTS (5.8%)
    4,769,589  N&B Securities Lending Quality Fund, LLC                                                         4,769,589(8)
    5,680,000  General Electric Capital Corp., 5.60%, due 7/1/98                          P-1       A-1+        5,680,000(8)
                                                                                                             ------------
               TOTAL SHORT-TERM INVESTMENTS (COST $10,449,589)                                                 10,449,589
                                                                                                             ------------
               TOTAL INVESTMENTS (102.3%) (COST $156,771,692)                                                 184,053,576(9)
               Liabilities, less cash, receivables and other assets [(2.3%)]                                   (4,183,373)
                                                                                                             ------------
               TOTAL NET ASSETS (100.0%)                                                                     $179,870,203
                                                                                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          AMT Balanced Investments
1) Investments in equity securities of the Series are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Investments in limited maturity debt securities of the Series are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method that the trustees of Advisers Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.
3) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At June 30, 1998, these securities amounted to $7,718,117 or 4.3% of net assets.
4) Rated BBB by Thomson Bank Watch, Inc.
5) Rated BBB- by Fitch Investors Services, Inc.
6) Rated BBB- by Duff & Phelps Credit Rating Co.
7)Principal amount is stated in the currency in which the security is denominated.
   SEK -- Swedish Krona
8) At cost, which approximates market value.
9) At June 30, 1998, the cost of investments for Federal income tax purposes was $156,878,993. Gross unrealized appreciation of investments was $30,131,010 and gross unrealized depreciation of investments was $2,956,427, resulting in net unrealized appreciation of $27,174,583, based on cost for Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                                          June 30,
                                                                            1998
                                                                         (UNAUDITED)
                                                                        -------------
ASSETS
      Investments in securities, at market value* (Note A) -- see
       Schedule of Investments                                          $184,053,576
      Cash                                                                     9,719
      Dividends and interest receivable                                      966,483
      Receivable for securities sold                                          77,839
      Deferred organization costs (Note A)                                    19,037
      Prepaid expenses and other assets                                       10,521
      Receivable for forward currency exchange contracts sold (Note C)         6,239
                                                                        -------------
                                                                         185,143,414
                                                                        -------------
LIABILITIES
      Payable for collateral on securities loaned (Note A)                 4,769,589
      Payable for securities purchased                                       370,063
      Payable to investment manager (Note B)                                  78,593
      Accrued expenses                                                        39,731
      Payable for variation margin (Note A)                                   15,235
                                                                        -------------
                                                                           5,273,211
                                                                        -------------
NET ASSETS Applicable to Investors' Beneficial Interests                $179,870,203
                                                                        -------------

NET ASSETS consist of:
      Paid-in capital                                                   $152,664,545
      Net unrealized appreciation in value of investment securities, financial futures contracts, translation of assets and
       liabilities in foreign currencies, and foreign currency
       contracts                                                          27,205,658
                                                                        -------------
NET ASSETS                                                              $179,870,203
                                                                        -------------
*Cost of investments                                                    $156,771,692
                                                                        -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                                          For the
                                                                         Six Months
                                                                           Ended
                                                                          June 30,
                                                                            1998
                                                                        (UNAUDITED)
                                                                        ------------
INVESTMENT INCOME
    Income:
      Interest income                                                   $ 2,300,956
      Dividend income                                                       113,133
      Foreign taxes withheld (Note A)                                          (235)
                                                                        ------------
        Total income                                                      2,413,854
                                                                        ------------
    Expenses:
      Investment management fee (Note B)                                    463,311
      Custodian fees (Note B)                                                55,706
      Amortization of deferred organization and initial offering
       expenses (Note A)                                                      5,142
      Accounting fees                                                         5,000
      Trustees' fees and expenses                                             3,333
      Legal fees                                                              2,067
      Auditing fees                                                           1,576
      Insurance expense                                                       1,399
      Miscellaneous                                                           1,109
                                                                        ------------
        Total expenses                                                      538,643
      Expenses reduced by custodian fee expense offset arrangement
       (Note B)                                                                (160)
                                                                        ------------
        Total net expenses                                                  538,483
                                                                        ------------
        Net investment income                                             1,875,371
                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities sold                       3,693,097
    Net realized loss on financial futures contracts (Note A)              (284,596)
    Net realized loss on foreign currency transactions (Note A)             (42,831)
    Change in net unrealized appreciation of investment securities, financial futures contracts, translation of assets and
     liabilities in foreign currencies, and foreign currency contracts
     (Note A)                                                            12,383,040
                                                                        ------------
        Net gain on investments                                          15,748,710
                                                                        ------------
        Net increase in net assets resulting from operations            $17,624,081
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                                         Six Months
                                                                           Ended           Year
                                                                          June 30,        Ended
                                                                            1998       December 31,
                                                                        (UNAUDITED)        1997
                                                                        ---------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                                               $  1,875,371   $ 4,503,732
    Net realized gain on investments                                       3,365,670    26,657,530
    Change in net unrealized appreciation of investments                  12,383,040       897,508
                                                                        ---------------------------
    Net increase in net assets resulting from operations                  17,624,081    32,058,770
                                                                        ---------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions                                                              5,039,170     4,639,298
    Reductions                                                            (4,818,539)  (48,168,855)
                                                                        ---------------------------
    Net increase (decrease) in net assets resulting from transactions
     in investors' beneficial interests                                      220,631   (43,529,557)
                                                                        ---------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                     17,844,712   (11,470,787)
NET ASSETS:
    Beginning of period                                                  162,025,491   173,496,278
                                                                        ---------------------------
    End of period                                                       $179,870,203   $162,025,491
                                                                        ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Advisers Managers Trust                                June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          AMT Balanced Investments

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
 1) GENERAL: AMT Balanced Investments (the "Series") is a separate operating series of Advisers Managers Trust ("Managers Trust"), a New York common law trust organized as of May 24, 1994. Managers Trust is currently comprised of eight separate operating series. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended.
       The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
 2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Series' Schedule of Investments.
 3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
 4) FORWARD FOREIGN CURRENCY CONTRACTS: The Series may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Series. The Series has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Series could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Series is determined using forward foreign currency exchange rates supplied by an independent pricing service.
 5) FINANCIAL FUTURES CONTRACTS: The Series may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Series enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Series as unrealized gains or losses.
        Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Series recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Advisers Managers Trust                                June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          AMT Balanced Investments

       For Federal income tax purposes, the futures transactions undertaken by the Series may cause the Series to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Series. Also, the Series' losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Series' taxable income.
       At June 30, 1998, open positions in financial futures contracts were as follows:

                                                                    UNREALIZED
                                                                   APPRECIATION
EXPIRATION               OPEN CONTRACTS              POSITION     (DEPRECIATION)
--------------------------------------------------------------------------------
September
1998            81   U.S. Treasury Notes, 2 Year      Long           $ 23,078
September
1998            50   U.S. Treasury Notes, 5 Year      Short           (28,480)
September
1998            91   U.S. Treasury Notes, 10 Year     Short           (76,721)

        At June 30, 1998, the Series had deposited $390,700 principal of Ford Credit Auto Loan Master Trust, Auto Loan Certificates, Ser. 1996-1, 5.50%, due 2/15/03 in a segregated account to cover margin requirements on open financial futures contracts.
 6) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Series becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
 7) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each series of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each series will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
 8) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
 9) ORGANIZATION EXPENSES: Expenses incurred by the Series in connection with its organization are being amortized by the Series on a straight-line basis over a five-year period. At June 30, 1998, the unamortized balance of such expenses amounted to $19,037.
10) EXPENSE ALLOCATION: Expenses directly attributable to a series are charged to that series. Expenses not directly attributed to a series are allocated, on the basis of relative net assets, to each of the series of Managers Trust.
11) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Series makes security loans. The Series will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment

Advisers Managers Trust                                June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
          AMT Balanced Investments
   company. Effective June 1, 1998, the Series entered into a Securities Lending
    Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Series receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Series invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"). Income earned on the investment vehicle is paid to Morgan monthly. The Series receives a fee, payable monthly, negotiated by the Series and Morgan, based on the number and duration of the lending transactions. At June 30, 1998, the value of the securities loaned and the value of the collateral were $4,672,463 and $4,769,589, respectively.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Series retains Neuberger&Berman Management Incorporated ("N&B Management") as its investment manager under a Management Agreement. For such investment management services, the Series pays N&B Management a fee at the annual rate of 0.55% of the first $250 million of the Series' average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger& Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Neuberger is retained by N&B Management to furnish it with investment recommendations and research information without added cost to the Series. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of N&B Management.
   The Series has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $160.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended June 30, 1998, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) of $53,441,995 and $54,749,506, respectively.
   During the six months ended June 30, 1998, the Series had entered into various contracts to deliver currencies at specified future dates. At June 30, 1998, open contracts were as follows:

                                                                              NET
                      CONTRACTS TO  IN EXCHANGE   SETTLEMENT               UNREALIZED
SALES                   DELIVER         FOR          DATE       VALUE     APPRECIATION
--------------------------------------------------------------------------------------
Swedish Krona          10,200,000   $1,286,254     7/23/98    $1,280,015     $6,239

   During the six months ended June 30, 1998, brokerage commissions on securities transactions amounted to $78,684, of which Neuberger received $27,780, and other brokers received $50,904.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Series without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                                                    Period
                                                                                     from
                                              Six                                   May 1,
                                             Months                                1995(1)
                                             Ended                                    to
                                            June 30,      Year Ended December      December
                                              1998                31,                31,
                                            (UNAUDITED)    1997         1996         1995
                                            -----------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                           .64%(3)       .65%         .65%        .64%(3)
                                            -----------------------------------------------
    Net Expenses                                .64%(3)       .65%         .65%        .64%(3)
                                            -----------------------------------------------
    Net Investment Income                      2.23%(3)      2.46%        2.28%       2.36%(3)
                                            -----------------------------------------------
Portfolio Turnover Rate                          34%          103%          87%         55%
                                            -----------------------------------------------
Average Commission Rate Paid                $0.0550       $0.0388      $0.0572     $0.0451
                                            -----------------------------------------------
Net Assets, End of Period (in millions)      $179.9        $162.0       $173.5      $203.3
                                            -----------------------------------------------

1) The date investment operations commenced.

2) The Series is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.